Summary Prospectus July 31, 2017
Virtus KAR Small-Cap Value Fund
A: PQSAX	C: PQSCX	I: PXQSX	R6: VQSRX	T: VQSTX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at virtus.com/products/prospectuses.
You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary.
The fund’s prospectus and SAI, both dated July 31, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objective
The fund has an investment objective of long-term capital appreciation.
Fees and Expenses
The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. You may qualify for sales charge discounts in Class T Shares if you invest at least $250,000 in the fund. More information on these and other discounts is available: (i) from your financial advisor or other financial intermediary; (ii) under “Sales Charges” on page 81 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 91 of the fund’s statement of additional information (“SAI”).
Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I		Class R6		Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		Non	e	Non	e	Non	e	2.50%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	Non	e	1.00	%(a)	Non	e	Non	e	Non	e
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Class C		Class I		Class R6		Class T
Management Fees	0.70%		0.70%		0.70%		0.70%		0.70%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%		1.00%		Non	e	Non	e	0.25%
Other Expenses	0.38	%(b)	0.35	%(b)	0.34	%(b)	0.25	%(b)	0.38	%(c)
Acquired Fund Fees and Expenses	0.01%		0.01%		0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses(d)	1.34%		2.06%		1.05%		0.96%		1.34%
(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
Restated to reflect certain contract and expense allocation changes.

(c)
Estimated for current fiscal year, as annualized.

(d)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes an investment of  $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$704	$975	$1,267	$2,095
Class C	Sold	$309	$646	$1,108	$2,390
	Held	$209	$646	$1,108	$2,390
Class I	Sold or Held	$107	$334	$579	$1,283
Class R6	Sold or Held	$98	$306	$531	$1,178
Class T	Sold or Held	$383	$664	$966	$1,822
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 22% of the average value of its portfolio.

Investments, Risks and Performance
Principal Investment Strategies
The fund pursues long-term capital appreciation in the small market capitalization sector while seeking to provide the risk characteristics of the less volatile large capitalization S&P 500® Index. The fund invests in a select group of small market capitalization value companies believed to be undervalued relative to their future growth potential. The investment strategy emphasizes companies the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk and to be able to grow over market cycles. Although the fund invests primarily in U.S. companies, it may invest in foreign securities and American Depositary Receipts.
Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small market capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers small market capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations generally within the range of companies included in the Russell 2000® Index on a rolling three-year basis. On this basis, as of March 31, 2017, the market capitalization range of companies included in the Russell 2000® Index over the past three years was $9 million to $13.5 billion. Generally, the fund invests in approximately 20 to 35 securities at any given time.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
>
Depositary Receipts Risk.  The risk that investments in foreign companies through depositary receipts will expose the fund to the same risks as direct investments in securities of foreign issuers.

>
Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and, thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.

>
Foreign Investing Risk.  The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

>
Limited Number of Investments Risk.  The risk that the fund’s portfolio will be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.

>
Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.

>
Small Market Capitalization Companies Risk.  The risk that the fund’s investments in small market capitalization companies may be less liquid and more vulnerable to adverse business or economic developments, which may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

>
Value Stocks Risk.  The risk that the fund will underperform when value investing is out of favor or that the fund’s investments will not appreciate in value as anticipated.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
Performance for Class T Shares is not shown here as Class T Shares have not begun operations as of the date of this prospectus.
The bar chart shows changes in the fund's performance from year to year over a 10-year period. The table shows how the fund's average annual returns compare to those of a broad-based securities market index. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class I Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.
Best Quarter:	Q2/2009:	21.86%	Worst Quarter:	Q4/2008:	-19.64%	Year to date (6/30/17):	6.52%
Average Annual Total Returns (for the periods ended 12/31/16 includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	10 Years	Since Inception Class R6 (11/3/16)
Class I Shares
Return Before Taxes	24.48%	13.63%	7.98%	—
Return After Taxes on Distributions	21.82%	12.14%	7.15%	—
Return After Taxes on Distributions and Sale of Fund Shares	15.74%	10.74%	6.39%	—
Class A Shares
Return Before Taxes	17.00%	12.01%	7.07%	—
Class C Shares
Return Before Taxes	23.19%	12.49%	6.91%	—
Class R6
Return Before Taxes	—	—	—	16.20%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	31.74%	15.07%	6.26%	21.00%
The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an affiliate of VIA.
Portfolio Managers
>
Julie Kutasov,  Portfolio Manager and Senior Research Analyst at KAR. Ms. Kutasov has served as a Portfolio Manager of the fund since 2008.

>
Craig Stone,   Portfolio Manager and Senior Research Analyst at KAR. Mr. Stone has served as a Portfolio Manager of the fund since 2009.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
For Class R6 Shares, there is no minimum initial investment and there is no minimum for additional purchases. Class R6 Shares are available only to certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund.

Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074
8441	7-17
Class T Shares are available only through financial intermediaries. Your financial intermediary will provide you with the information you need to open an account and to buy or sell Class T Shares.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment.
Ask your financial advisor or visit your financial intermediary’s website for more information.